EXPLANATORY NOTE:
                          THE OTHER OPTIONS AGREEMENTS
                       ARE IN SUBSTANTIALLY THE SAME FORM
                                OPTION AGREEMENT
                                ----------------

        This OPTION AGREEMENT (this "Agreement") dated as of November 7, 1994 by and between FRED J. LOVE ("Love") and HARLEY J. GREENFIELD (the "Optionee").

                          W I T N E S S E T H:

        WHEREAS, Love is the record and beneficial owner of 242,083 shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of Jennifer Convertibles, Inc., a Delaware corporation (the "Company");

        WHEREAS, the Optionee is a principal shareholder, the Chief Executive Officer and a director of the Company, and Love recognizes that the Optionee has made a substantial contribution to the Company's growth and success and desires to provide the Optionee with incentive to increase the value of the Company further such that both Love and the Optionee will benefit therefrom; and

        WHEREAS, simultaneously with the execution of this Agreement the Optionee is remitting to Love the Purchase Price (as defined in Section 2 below).

        NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

        1. GRANT OF OPTION. Love hereby grants to the Optionee an option (the "Option") to purchase up to a total of 121,042 of the Shares owned by Love (the "Optioned Stock"), at the price and on the terms set forth herein.

        2. PURCHASE PRICE. Love hereby acknowledges receipt from the Optionee of $12,104.20 (the "Purchase Price") in full payment for the Option granted hereby.

        3. DATE OF GRANT; TERM OF OPTION. This Option is granted as of November 7, 1994 (the "Grant Date"), and it may not be exercised later than November 7, 2004 (the "Termination Date").

        4. OPTION EXERCISE PRICE. The Option exercise price is $15.00 per Share.

        5. EXERCISE OF OPTION. The Option shall be exercisable during its term only as follows:

        (a) RIGHT TO EXERCISE. The Option shall vest and be exercisable as of the Grant Date.

        (b) METHOD OF EXERCISE. The Option shall be exercisable from time to time as to all or any portion of the Optioned Stock by written notice in the form of Attachment A attached hereto (the "Notice"). The Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to Love. The Notice shall be accompanied by payment of the aggregate Option exercise price. Such payment of the aggregate Option exercise price shall be by (i) cash or certified check in the full amount of the aggregate Option exercise price or
(ii) cash or certified check in an amount equal to at least thirty-five percent (35%) of the aggregate Option exercise price plus an assignment to Love of a portion of the outstanding principal balance of the Note (as defined below) in amount equal to the remainder of the aggregate Option exercise price. For purposes hereof, the "Note" shall mean that certain Promissory Note of even date herewith made by Jara Enterprises, Inc., a New York corporation, and payable to the order of the Optionee in the original principal amount of $5,136,602. Any such assignment of the outstanding principal balance of the Note shall be applied to the Option exercise price on a dollar-for-dollar basis, without regard for any reduction in interest or premium, if any, effected by such assignment of principal outstanding. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered on the stock register and corporate records of the Company in the name of the Optionee.

        (c) RESTRICTIONS ON EXERCISE. The Option may not be exercised for a fraction of a Share.

        (d) EFFECT OF EXERCISE. Exercise of the Option in any manner shall result in a decrease in the number of Shares which thereafter will be available for sale under the Option by the number of Shares as to which the Option is exercised.

        6. NO RIGHTS AS STOCKHOLDER. Until the Option is properly exercised in whole or in part in accordance with the terms of Section 5 hereof, the Optionee shall have no right to vote or receive dividends or any other rights as a stockholder with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date this Option is exercised, except as provided in Section 12 hereof.

        7. ENCUMBRANCES ON SHARES. It is acknowledged and agreed that the Optioned Stock is subject to a voting trust under that certain Voting Trust Agreement dated October 15, 1986 by and between Love, the Optionee and Harley J. Greenfield, as amended on November 7, 1994 (as so amended and as amended from time to time, the "Trust Agreement"), and that the Shares as to which the Option shall be exercised shall remain subject to such voting trust in accordance with the terms of the Trust Agreement. To the extent that the Optioned Stock is subject to any lien, encumbrance or security interest as of the Grant Date (each, a "Prior Security Interest"), the Optionee shall have the right, but not the obligation, in the event of any payment default by Love or other event giving rise to the right of any holder of the relevant Prior Security Interest to foreclose on the Optioned Stock (each such payment default or other event, a

"Default") to make payment upon the underlying obligation or otherwise to cure such Default in accordance with the provisions of the instruments creating such Prior Security Interest.

        8. TRANSFER OR FURTHER ENCUMBRANCE OF OPTIONED STOCK. After the Grant Date, the Optioned Stock may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner (each a "Disposition") without the prior written consent of the Optionee. Love will give notice to the Optionee of any proposed Disposition of Shares of Optioned Stock at least 30 days prior thereto, and the Optionee shall have the right to exercise the Option with respect to such Shares prior to such proposed Disposition.

        9. DELIVERY OF SHARE CERTIFICATES. As soon as practicable after any proper exercise of the Option, Love shall, without transfer or issue tax to the Optionee, deliver to the Optionee a certificate or certificates representing the Shares for which the Option shall have been exercised, accompanied by a stock power or powers executed in blank.

        10. TERMINATION OF OPTION. To the extent that the Option is not exercised on or before the Termination Date, the Option shall terminate.

        11. NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may assign his rights to the Option to any or all of his children or to a trust or trusts for the benefit of any or all of his children. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and permitted assigns of the Optionee.

        12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, as well as the exercise price per Share of the Shares covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or combination of the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

        13. NOTICES. Any notice to be given to Love or the Optionee pursuant to this Agreement shall be delivered personally or addressed to him at the address given beneath his signature set forth below, or at such other address as Love or the Optionee may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

        14. INVALID PROVISIONS. In the event that any provision of this Option is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable provision were not contained herein.

        15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16. CONSENT TO JURISDICTION; SERVICE OF PROCESS. The parties hereto submit to the jurisdiction of any New York State or federal court sitting in the City of New York over any suit, action or proceeding arising out of relating to this Agreement. The parties agree that process may be served against either of them in any suit, action or proceeding by sending the same by certified mail, return receipt requested, to the address of the party being served set forth beneath such party's signature below. The parties agree that such service shall be deemed to be effective service of process and, to the fullest extent enforceable under law, to be valid personal service and personal delivery.




                                                /s/ Fred J. Love
                                               ---------------------------------
                                               Fred J. Love

                                               9 Martha Drive
                                               Melville, New York 11747



                                                /s/ Harley J. Greenfield
                                               ---------------------------------
                                                Harley J. Greenfield

                                                1725 York Avenue
                                                New York, New York 10128















                                                              ATTACHMENT A
                                                              ------------

                     NOTICE OF EXERCISE OF STOCK OPTION
                     ----------------------------------

        I, Edward B. Seidner (the "Optionee"), hereby agree, represent and warrant to Fred J. Love as follows:

                1. I was granted a Stock Option (the "Option") on November 7,
                   1994 (the "Option Grant Date").
                2. Pursuant to the Option, I was granted the right to purchase
                   121,041 shares of the common stock of Jennifer Convertibles, Inc. (the "Company") owned by you (the "Optioned Shares").
                3. I am eligible to exercise the Option.
                4. I hereby elect to exercise the Option to purchase ______ of such Optioned Shares (the "Shares") in accordance with the Stock Optioned Agreement evidencing said Option (the "Agreement") at $15.00 per share, for an aggregate Option exercise price of $_______.
                5. This Notice of Exercise is accompanied by payment in full for the Shares in the form of:
                   (a) cash in the amount of $_____.
                   (b) a certified check in the amount of $______.
                   (c) executed instruments required to effect the assignment of a portion of the outstanding principal balance of the Note (as defined in the Agreement) in the amount of $______.
                6. In connection with my exercise of the Option, I have received a copy of the Company's Prospectus relating to the shares of the Company's common stock issuable under the Option.



Dated: _______________, [199_] [200_]               OPTIONEE

-----------------                                   Signature:__________________
Social Security Number                              Address:____________________
                                                    ____________________________




________________________________________________________________________________
Received on _______________, [199_] [200_]


                                                      Signature: _______________
                                                                 Fred J. Love

ACKNOWLEDGMENT
--------------


        The Optionee hereby accepts this Option subject to all of the terms and provisions hereof.



Date: November __, 1994                        ________________________________
                                               Harley J. Greenfield



        THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE OR TRANSFER MAY BE EFFECTED OTHER THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION.

        16. CONSENT TO JURISDICTION; SERVICE OF PROCESS. The parties hereto submit to the jurisdiction of any New York State or federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The parties agree that process may be served against either of them in any suit, action or proceeding by sending the same by certified mail, return receipt requested, to the address of the party being served set forth beneath such party's signature below. The parties agree that such service shall be deemed to be effective service of process and, to the fullest extent enforceable under law, to be valid personal service and personal delivery.




                                               JENNIFER ADVERTISING, INC.,
                                               a New York corporation

                                               By: /s/ Fred J. Love
                                               ---------------------------------
                                                   Name: Fred J. Love
                                                   Title: President

                                               245 Roger Avenue
                                               Inwood, New York 11696



                                                /s/ Edward B. Seidner
                                               ---------------------------------
                                                Edward B. Seidner

                                                125 Rodeo Drive
                                                Oyster Bay Cove, New York 11791









                                                                  Attachment A

                     NOTICE OF EXERCISE OF STOCK OPTION

     I, Edward B. Seidner (the "Optionee"), hereby agree, represent and warrant to Jennifer Advertising, Inc. as follows:

          1. I was granted a stock option (the "Option") on November 7, 1994 (the "Option Grant Date").

          2. Pursuant to the Option, I was granted the right to purchase 17,500 shares of the common stock of Jennifer Convertibles, Inc. (the "Company") owned by you (the "Optioned Shares").

          3. I am eligible to exercise the Option.

          4. I hereby elect to exercise the Option to purchase ______ of such Optioned Shares (the "Shares") in accordance with the Stock Option Agreement evidencing said Option (the "Agreement") at $15.00 per share, for an aggregate Option exercise price of $________.

          5. This Notice of Exercise is accompanied by payment in full for the Shares in the form of:
             (a) cash in the amount of $_______;
             (b) a certified check in the amount of $_______;
             (c) authorization to Jara Enterprises, Inc. to reduce the
                 outstanding principal balance of the Note (as defined in the Agreement) in the amount of $_______.

          6. In connection with my exercise of the Option, I have received a copy of the Company's Prospectus relating to the shares of the Company's common stock issuable under the Option.


Dated: __________, [199 ] [200 ]             OPTIONEE


______________________                       Signature: ________________
Social Security Number                       Address: __________________
                                             ___________________________


------------------------------------------------------------------------------
Received on behalf of Jennifer Advertising, Inc. on __________, [199 ] [200 ].


                                             Signature:_________________
                                                       Name:
                                                       Title: